2nd Quarter Fiscal 2017 Results Conference Call March 1, 2017 Exhibit 99.2

2 Forward Looking Statements and Non-GAAP Financial Measures Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on August 31, 2016 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 13 through 20 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

3 Participants and Agenda Participants Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel Agenda Introduction and Q2-17 Overview Industry Update Financial & Operational Highlights Outlook Conclusion Q&A

4  Strong demand and revenue growth  Contract revenues of $701.1 million in Q2-17 compared to $559.5 million in Q2-16  Organic growth of 22.9% excluding contract revenues of acquired businesses not included for the entire period of Q2-17 and Q2-16  Strong operating performance  Non-GAAP Adjusted EBITDA of $86.2 million, or 12.3% of revenues in Q2-17, compared to $66.4 million, or 11.9% in Q2-16  Non-GAAP Adjusted Diluted EPS increased to $0.82 in Q2-17 compared to $0.54 per share in Q2-16  Repurchased 313,000 common shares for $25.0 million at an average price of $79.87 per share  Currently authorized to repurchase up to $150 million through August 2018 Financial charts - $ in millions, except earnings per share amounts Q2-17 Overview and Highlights See “Regulation G Disclosure” slides 13-20 for a reconciliation of GAAP to Non-GAAP financial measures.

5  Industry increasing network bandwidth dramatically  Major industry participants deploying significant wireline networks  Networks provisioning 1 gigabit speeds; multi-gigabit speeds planned by several industry participants  Industry developments have produced opportunities which in aggregate are without precedent  Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers  Revenues and opportunities driven by this industry standard continue to grow meaningfully  Customers are revealing with more specificity multi-year initiatives that are being implemented and managed locally. Calendar 2016 performance clearly demonstrates a massive investment cycle in wireline networks  Increasingly encouraged that newly emerging wireless technologies will drive significant wireline growth opportunities in the near to intermediate term  Dycom’s scale, market position and financial strength position it well as opportunities continue to expand Industry Update

6 Revenue Highlights  Q2-17 organic growth of 22.9%, nine straight quarters of double digit organic growth  Revenues from Q2-17 Top 5 customers increased 37.1% organically. All other customers decreased 7.5% organically.  Top 5 customers in each period represented 76.2% of revenues in Q2-17 compared to 68.9% in Q2-16  Strong organic growth in Q2-17 with significant customers: See “Regulation G Disclosure” slides 13-20 for a reconciliation of GAAP to Non-GAAP financial measures. Organic growth over the last 9 quarters reflects Dycom’s continued ability to gain share and expand geographic reach, meaningfully increasing the long-term value of our maintenance business  AT&T 48.7%  Comcast 55.2%  CenturyLink 38.3%  Windstream 37.4% *Q4-16 organic % growth adjusted for additional week in Q4-16 13.4% 18.2% 21.9% 19.4% 28.7% 20.0% 18.0% 22.9% 0% 5% 10% 15% 20% 25% 30% Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Non-GAAP Organic Growth % Revenue % of Top 5 Customers *

7 Customers Description Area Approximate Term (in years) AT&T Construction & Maintenance Services Mississippi, Alabama 3 Comcast Construction Services Colorado 2 Construction & Maintenance Services Massachusetts, New Jersey, Pennsylvania, Virginia 1-2 CenturyLink Construction & Maintenance Services North Carolina, South Carolina, Georgia 3 Construction & Engineering Services Washington, Utah, Colorado, Florida 1 Windstream Construction & Maintenance Services New Mexico, West Virginia 1 Backlog and Awards Notes: Our backlog estimates represent amounts under master service agreements and other contractual agreements for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. Selected Current Awards and Extensions Financial charts - $ in millions

8 As a % of Revenues 11.9% 12.3%  Revenues of $701.1 million and organic growth of 22.9%. Revenues from acquired businesses contributed $13.4 million in Q2-17. There were no acquired revenues in Q2-16 for comparative purposes.  Non-GAAP Adjusted EBITDA increased to 12.3% of revenue in Q2-17 compared to 11.9% in Q2-16  Gross margin expanded 42 basis points as we grew our operations in Q2-17. G&A improved to 8.3% of revenue from 8.4% in Q2-16  Non-GAAP Adjusted Diluted EPS of $0.82 in Q2-17 compared to $0.54 diluted EPS in Q2-16, an increase of 52% Financial Highlights See “Regulation G Disclosure” slides 13-20 for a reconciliation of GAAP to Non-GAAP financial measures Financial charts - $ in millions, except earnings per share amounts

9 Strong balance sheet and liquidity Liquidity Overview (a) Availability on Revolver presented net of $57.6 million for outstanding L/C’s under the Senior Credit Agreement at each of Q1-17 and Q2-17. Financial tables - $ in millions Solid operating cash flows * Amounts may not add due to rounding. Total days sales outstanding (“DSO”) is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, (“CIEB, net”) divided by average revenue per day during the respective quarter.  No revolver borrowings outstanding at the end of Q2-17  Entered into incremental term loan of $35.0 million under our Senior Credit Facility during Q2-17  Liquidity of $421.9 million at the end of Q2-17 consisting of availability under our Credit Facility and cash on hand  Strong operating cash flows of $105.8 million during Q2-17  Repurchased 313,000 common shares for $25.0 million at an average price of $79.87 per share during Q2-17  Total DSO of 89 days as of Q2-17

Q3-2017 Outlook

Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues)

	Q3-2016 Included for comparison	Q3-2017 Outlook and Commentary	
Contract Revenues	$ 664.6	**$715 - $745**	➢ Broad range of demand from several large customers ➢ Robust 1 gigabit deployments, fiber deep cable capacity projects accelerating, CAF II underway and core market share growth ➢ Total Q3-17 revenue expected to include approximately $10.0 million from businesses acquired in Q4-16. For organic growth calculations, there were no acquired revenues in Q3-16
Gross Margin %	21.7%	Gross Margin % which increases from Q3-16	➢ Solid mix of customer growth opportunities ➢ Expectation of normal winter weather
G&A Expense %	8.5%	G&A as a % of revenue in line with Q3-16	➢ G&A as a % of revenue supports our increased scale
Share-based compensation	$ 3.9	$ 5.0	➢ Outlook for G&A expense % includes share-based compensation
Depreciation & Amortization	$ 31.6	$36.4 - $37.1	➢ Depreciation reflects cap-ex supporting growth and maintenance ➢ Includes amortization of approximately $6.1 million in Q3-17 compared to $4.5 million in Q3-16
Non-GAAP Adjusted Interest Expense	$ 3.8	Approximately $ 4.8	➢ Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.4 million in Q3-17 compared to $4.2 million in Q3-16
Other Income, net	$ 4.3	$ 2.6 - $ 3.2	➢ Other income, net primarily includes gain (loss) on sales of fixed assets and discount charges related to non-recourse sales of accounts receivable in connection with a customer's supplier payment program
Non-GAAP Adjusted EBITDA %	13.8%	Non-GAAP Adjusted EBITDA % which increases from Q3-16	***Non-GAAP Adjusted EBITDA amount increases from revenue growth and strong operating performance***
Non-GAAP Adjusted Diluted Earnings per Share	$ 1.08	**$ 1.11 - $ 1.24**	➢ Non-GAAP Adjusted Diluted EPS excludes non-cash amortization of debt discount on Senior Convertible Notes. See slide 19 for reconciliation of guidance for Non-GAAP Adjusted Diluted Earnings per Common Share
Diluted Shares	33.1 million	32.0 million	

See "Regulation G Disclosure" slides 13-20 for a reconciliation of GAAP to Non-GAAP financial measures.

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Looking Ahead to Q4-2017

Financial table- $ in millions (% as a percent of contract revenues)

	Q4-2016 Included for comparison	Q4-2017 Outlook and Commentary	
# of Weeks in Fiscal Quarter	14 Weeks	13 Weeks	➢ 13 weeks in Q4-17 compared to 14 weeks in Q4-16 as a result of 52/53 week fiscal year
Contract Revenues	$ 789.2 (GAAP) $ 727.6 (Non-GAAP organic revenue) *(See "Regulation G Disclosure" slide 20 for a reconciliation of GAAP to Non-GAAP contract revenues)*	Organic revenue growth % of mid- teens as a % of revenue compared to Non-GAAP Q4-16 organic revenues	➢ Broad range of demand from several large customers ➢ Robust 1 gigabit deployments, fiber deep cable capacity projects accelerating, CAF II underway, fiber deployments for newly emerging wireless technologies and core market share growth ➢ In addition to organic revenue, total Q4-17 revenue expected to include approximately $15.0 million from businesses acquired in Q4-16
Gross Margin %	23.2%	Gross Margin % which increases from Q4-16	➢ Solid mix of customer growth opportunities
Non-GAAP G&A Expense %	7.8%	G&A as a % of revenue which decreases from Q4-16	➢ G&A as a % of revenue supports our increased scale
Share-based compensation	$ 4.2	$ 5.0	➢ Outlook for G&A expense % includes share-based compensation
Depreciation & Amortization	$ 36.0	$37.5 - $38.2	➢ Depreciation reflects cap-ex supporting growth and maintenance ➢ Includes amortization of approximately $6.0 million in Q4-17 compared to $5.4 million in Q4-16
Non-GAAP Adjusted Interest Expense	$ 5.1	Approximately $ 4.9	➢ Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.5 million in Q4-17 compared to $4.6 million in Q4-16
Other Income, net	$ 3.6	$ 0.7 - $ 1.3	➢ Other income, net primarily includes gain (loss) on sales of fixed assets and discount charges related to non-recourse sales of accounts receivable in connection with a customer's supplier payment program
Non-GAAP Adjusted EBITDA %	16.0%	Non-GAAP Adjusted EBITDA % which increases from Q4-16	***Non-GAAP Adjusted EBITDA amount increases from revenue growth and strong operating performance***

See "Regulation G Disclosure" slides 13-20 for a reconciliation of GAAP to Non-GAAP financial measures.

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12 Conclusion Firm and strengthening end market opportunities  Telephone companies deploying FTTX to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses with increasing urgency. Overall, cable capital expenditures, new build opportunities, and capacity expansion projects through fiber deep deployments are increasing  Connect America Fund (“CAF”) II projects in planning, engineering, and construction, with deployment activity well underway. These projects are deploying fiber deeper into rural networks. We are executing meaningful assignments from one recipient for fixed wireless deployments.  Fiber deployments in contemplation of newly emerging wireless technologies are being considered in many regions of the country  Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance business. We are increasingly undertaking planning and program management responsibilities for our customers. Encouraged that industry participants are committed to multi-year capital spending initiatives which in most cases are meaningfully accelerating and expanding in scope

13 Explanation of Non-GAAP Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods and adjusted for the additional week in Q4-16 as a result of our 52/53 week fiscal year. Non-GAAP Organic Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year period. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items. Non-GAAP Adjusted Diluted Earnings per Common Share - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount - The Company’s 0.75% convertible senior notes due 2021 (the "Notes") were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the Notes represents a debt discount. The debt discount is being amortized over the term of the Notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Acquisition transaction related costs – The Company incurred costs of approximately $0.7 million in connection with an acquisition during the fourth quarter of fiscal 2016. The exclusion of the acquisition transaction related costs from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Tax impact of adjusted results - The tax impact of the adjusted results was calculated utilizing a Non-GAAP effective tax rate which approximates the Company’s effective tax rate used for financial planning. The tax impact included in the Company’s guidance for the quarter ending April 29, 2017 was calculated using an effective tax rate used for financial planning and forecasting future results. Appendix: Regulation G Disclosure

14 Appendix: Regulation G Disclosure (a) Q4-16 contained 14 weeks as a result of our 52/53 week fiscal year as compared to 13 weeks in all other quarterly periods presented herein. The Q4-16 Non-GAAP adjustment is calculated as (i) contract revenues less, (ii) revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks. Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue Unaudited ($ in millions)

15 Notes: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA Unaudited ($ in 000's) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Appendix: Regulation G Disclosure

Appendix: Regulation G Disclosure

DYCOM

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Non-GAAP Organic Contract Revenue – certain customers
Unaudited
($ in millions)

	Total Contract Revenue	Top 5 Customers combined*	All customers (excluding Top 5 Customers)	AT&T	Comcast	CenturyLink	Windstream
GAAP Contract Revenue							
Q2-17	$ 701.1	$ 534.4	$ 166.7	$ 198.2	$ 116.8	$ 115.4	$ 42.2
Q2-16	$ 559.5	$ 381.0	$ 178.4	$ 125.3	$ 75.3	$ 83.4	$ 30.7
GAAP Contract Revenue - % Changes	**25.3%**	**40.3%**	**(6.6)%**	**58.1%**	**55.2%**	**38.3%**	**37.4%**
Non-GAAP Adjustments							
Q2-17 - Revenue from businesses acquired in Q4-16	$ (13.4)	$ (11.9)	$ (1.6)	$ (11.9)	$ (0.0)	$ -	$ -
Q2-16 - Revenue from businesses acquired in Q4-16	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Non-GAAP Organic Contract Revenue							
Q2-17	$ 687.7	$ 522.6	$ 165.1	$ 186.3	$ 116.8	$ 115.4	$ 42.2
Q2-16	$ 559.5	$ 381.0	$ 178.4	$ 125.3	$ 75.3	$ 83.4	$ 30.7
Non-GAAP Organic Contract Revenue - % Changes							
Organic Contract Revenue % Change	**22.9%**	**37.1%**	**(7.5)%**	**48.7%**	**55.2%**	**38.3%**	**37.4%**

* Includes AT&T, Comcast, CenturyLink, Verizon, and Windstream in both Q2-17 and Q2-16.

Note: Amounts above may not add due to rounding.

<u>Use of Non-GAAP Financial Measures</u>

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13.

16

17 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share Unaudited ($ in 000's, except per share amounts) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Appendix: Regulation G Disclosure

18 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share Unaudited ($ in 000's, except per share amounts) For comparison purposes for slides 10 and 11 Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Appendix: Regulation G Disclosure

19 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Outlook – Diluted Earnings per Common Share Unaudited Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. (a) Guidance for diluted earnings per common share and Non-GAAP Adjusted Diluted Earnings per Common Share for the three months ending April 29, 2017 were computed using approximately 32.0 million in diluted weighted average shares outstanding. (b) The Company expects to recognize approximately $4.4 million in pre-tax interest expense during the three months ending April 29, 2017 for non-cash amortization of the debt discount associated with its 0.75% Convertible Senior Notes. The Company excludes the effect of this non-cash amortization in its Non-GAAP financial measures. Outlook for the Three Months Ending April 29, 2017(a) Diluted earnings per common share $1.02 - $1.15 Adjustment After-tax non-cash amortization of debt discount (b) $ 0.09 Non-GAAP Adjusted Diluted Earnings per Common Share $1.11 - $1.24 Appendix: Regulation G Disclosure Note: Amounts above may not add due to rounding.

20 Appendix: Regulation G Disclosure (a) Q4-16 included an incremental week required by our 52/53 week fiscal calendar. The Q4-16 Non-GAAP adjustment is calculated as (i) contract revenues less, (ii) revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks. Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 13. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue Unaudited ($ in millions) Q3-16 and Q4-16 Non-GAAP Organic Revenues are provided for comparison to Q3-17 and Q4-17 Non-GAAP Organic Revenue Outlook (see slides 10 and 11) Revenues from Q4-16 acquired businesses Additional week as a result of our 52/53 week fiscal year (a) Q4-16 789.2$ (5.6)$ (56.0)$ 727.6$ Q3-16 664.6$ -$ -$ 664.6$ Co tract Revenues NON-GAAP ADJUSTMENTS Non-GAAP Organic Contract Revenues

2nd Quarter Fiscal 2017 Results Conference Call March 1, 2017